Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the FMI Mutual Funds, Inc. hereby certifies, to such officer’s knowledge, that the report on Form N-CSRS of the FMI Mutual Funds, Inc. for the period ended March 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSRS fairly presents, in all material respects, the financial condition and results of operations of the FMI Mutual Funds, Inc.

/s/Ted D. Kellner Ted D. Kellner Chief Executive Officer and Chief Financial Officer FMI Mutual Funds, Inc.
Dated: May 6, 2009